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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): October 20, 1997


                                   EAGLEMARK, INC.
                (Exact name of registrant as specified in its charter)



Nevada                               333-21793                   88-0292891
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)


         4150 Technology Way
         Carson City, Nevada                                         89706
         (Address of principal executive offices)              (Zip Code)

                                    (702) 885-1200
                 (Registrant's telephone number, including area code)


                                    Not Applicable
            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

    The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 1997-3 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:

EXHIBIT NO.                            DOCUMENT
-----------                            --------

    20        Term Sheet


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EAGLEMARK, INC.



                             By:   /s/ Donna F. Zarcone
                                 ---------------------------------------------

                                 Donna F. Zarcone
                                 Vice President and Chief Financial Officer




October 20, 1997

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                                    EXHIBIT INDEX




    EXHIBIT NO.                   DOCUMENT                           PAGE
    -----------                   --------                           ----
         20        Term Sheet                                          1